Exhibit 10
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT
     This First Amendment to Sixth Amended and Restated Credit Agreement (this “First Amendment”) is entered into effective as of the 31st day of March, 2007 (the “Effective Date”), by and among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), Denbury Resources Inc., a Delaware corporation (“Parent”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (“Banks”).
WITNESSETH
     WHEREAS, Borrower, Parent, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Sixth Amended and Restated Credit Agreement dated as of September 14, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and
     WHEREAS, Parent and Borrower have advised Administrative Agent and Banks that (a) Parent intends to issue additional senior subordinated notes in an aggregate outstanding principal amount of not greater than $150,000,000, and (b) Borrower intends to enter into one or more sale-leaseback transactions with regard to certain CO2 pipelines and related assets that are not Borrowing Base Properties to Genesis or one of its affiliates for consideration of up to $300,000,000 (the “Pipeline Drop Down Transaction”); and
     WHEREAS, Parent and Borrower have requested that Banks (a) amend certain terms of the Credit Agreement in certain respects, and (b) consent to the Pipeline Drop Down Transaction as more particularly described herein; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Required Banks have agreed to Parent’s and Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and Required Banks hereby agree as follows:
Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.
     1.1 Additional Definition. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definition which shall read in full as follows:

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     “First Amendment” means that certain First Amendment to Sixth Amended and Restated Credit Agreement dated as of March 31, 2007 among Borrower, Parent, Administrative Agent and Banks.
     1.2 Amendment to Definitions. The definitions of “Loan Papers” and “Permitted Subordinate Debt” contained in Section 2.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Parent Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     “Permitted Subordinate Debt” means, collectively, (i) Debt of Borrower resulting from a single issue of Borrower’s 7.5% Senior Subordinated Notes Due 2013 in an aggregate outstanding principal balance of not greater than $225,000,000, and which Debt has been assumed by Parent as a co-obligor with Borrower pursuant to that certain First Supplemental Indenture, dated as of December 29, 2003, and (ii) Debt of Parent resulting from the issue of Parent’s 7.5% Senior Subordinated Notes Due 2015 in an aggregate outstanding principal amount of not greater than $300,000,000.
Section 2. Consent and Waiver. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Banks hereby (a) consent to the consummation of the Pipeline Drop Down Transaction, and (b) waive compliance by Parent and Borrower with each provision of the Credit Agreement (including, without limitation, Sections 10.1, 10.3, 10.5, 10.9 and 10.14) and the other Loan Papers to the extent, but only to the extent, that the consummation of the Pipeline Drop Down Transaction violates such provisions or results in a Default or Event of Default under the Credit Agreement or the other Loan Papers. The consent and waiver herein contained are expressly limited as follows: (i) such consent and waiver are limited solely to the consummation of the Pipeline Drop Down Transaction, and (ii) such consent and waiver are each a limited, one-time consent and waiver, and nothing contained herein shall obligate Banks to grant any additional or future consent or waiver with respect to, or in connection with, any provision of any Loan Paper.
Section 3. Borrowing Base. Effective as of the Effective Date, the Borrowing Base shall be reaffirmed at $500,000,000 and shall remain at $500,000,000 until the next Redetermination

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thereafter. Borrower and Banks agree that the Redetermination provided for in this Section 3 shall not be construed or deemed to be a Special Redetermination for purposes of Section 5.3 of the Credit Agreement.
Section 4. Conditions Precedent. The amendments contained in Section 1 hereof, and the consent and waiver contained in Section 2 hereof, are subject to the satisfaction of each of the following conditions precedent:
     4.1 No Default. No Default or Event of Default shall have occurred which is continuing.
     4.2 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, including, without limitation, such documents, instruments and agreements executed and delivered in connection with the Pipeline Drop Down Transaction, and Parent and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.
Section 5. Representations and Warranties. To induce Banks and Administrative Agent to enter into this First Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:
     5.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Parent and Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.
     5.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this First Amendment are within Parent’s and Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent, Borrower or their Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Parent, Borrower or their Subsidiaries except Permitted Encumbrances.
     5.3 Validity and Enforceability. This First Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
     5.4 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.
Section 6. Miscellaneous.
     6.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in

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full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     6.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     6.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.
     6.4 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Parent, Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.
     6.5 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     6.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.
     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.
[Signature Pages to Follow]

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SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

PARENT:

DENBURY RESOURCES INC., a Delaware corporation

By:	/s/ Phil Rykhoek Phil Rykhoek,
Senior Vice President and Chief Financial Officer

BORROWER:

DENBURY ONSHORE, LLC, a Delaware limited liability company

By:	/s/ Phil Rykhoek Phil Rykhoek,
Senior Vice President and Chief Financial Officer
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT
     Each of the undersigned (i) consent and agree to this First Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY MARINE, L.L.C.,
a Louisiana limited liability company

By:	/s/ Phil Rykhoek Phil Rykhoek, Senior Vice President and Chief Financial Officer

DENBURY OPERATING COMPANY,
a Delaware corporation

By:	/s/ Phil Rykhoek
Phil Rykhoek, Senior Vice President and Chief Financial Officer

TUSCALOOSA ROYALTY FUND LLC,
a Mississippi limited liability company

By:	/s/ Phil Rykhoek Phil Rykhoek, Senior Vice President and Chief Financial Officer
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

DENBURY GATHERING & MARKETING, INC.,
a Delaware corporation

By:	/s/ Phil Rykhoek Phil Rykhoek, Senior Vice President and Chief Financial Officer
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ J. Scott Fowler J. Scott Fowler, Senior Vice President

BANKS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ J. Scott Fowler
J. Scott Fowler, Senior Vice President
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Senior Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

CALYON NEW YORK BRANCH

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Director

By:	/s/ Dennis E. Petito

Name:	Dennis Petito
Title:	Managing Director
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

COMERICA BANK

By:	/s/ Peter Sefzik
Name:	Peter Sefzik
Title:	Vice President
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Alison Fuqua
Name:	Alison Fuqua
Title:	Investment Banking Officer

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Vice President
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Christen A. Lacey
Name:	Christen A. Lacey
Title:	Principal
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

BANK OF SCOTLAND

By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Vice President
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

COMPASS BANK

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President
[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Reed V. Thompson
Name:	Reed V. Thompson
Title:	Senior Vice President
[Signature Page]